UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 9, 2005

GEOKINETICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9268	No. 94-1690082
(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 2100
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 850-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02             Unregistered Sale of Equity Securities.

On December 9, 2005, Geokinetics Inc. (“Geokinetics”) issued 4,550,000 shares of Common Stock (the “Common Stock”) and five-year Warrants (the “Warrants”) to purchase an additional 455,000 shares of Common Stock to a limited number of purchasers (“Purchasers”) for aggregate consideration of $5,687,500.  The securities were issued in accordance with the terms of a Securities Purchase Agreement (the “Securities Purchase Agreement”) and pursuant to the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).  Each of the Purchasers represented to Geokinetics in the Securities Purchase Agreement that such person or entity was an “accredited investor” as defined in Regulation D under the Securities Act and that the securities were acquired for the investor’s own account and without a view to the distribution of such securities.  The Securities Purchase Agreement is in substantially the same form as the Securities Purchase Agreement dated November 30, 2005 which was attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 2, 2005.

Geokinetics also entered into a Registration Rights Agreement dated December 9, 2005, pursuant to which Geokinetics has agreed to file a registration statement with the SEC covering the shares of Common Stock which were issued under the Securities Purchase Agreement and the shares of Common Stock issuable upon exercise of the Warrants.  The Registration Rights Agreement is in substantially the same form as the Registration Rights Agreement dated November 30, 2005, which was attached as Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on December 2, 2005.

The proceeds from the December 9 closing will be used for general corporate purposes and additional working capital.

RBC Capital Markets Corporation was issued Warrants to purchase an aggregate 274,050 shares of Common Stock as partial consideration for their services in acting as placement agent in the private placements that closed on December 2 and 9, 2005.

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ITEM 8.01                     Other Events.

On December 12, 2005 Geokinetics issued a press release announcing that it completed the final closing of its pending private placement of Common Stock and Warrants. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                     Financial Statements and Exhibits.

(c)           Exhibits

10.1         Form of Securities Purchase Agreement, dated November 30, 2005, by and among Geokinetics Inc. and the Purchasers named therein (incorporated by reference from Exhibit 10.1 to Current Report Form 8-K filed with the Securities Exchange Commission on December 2, 2005 (file no. 000-09268)).

10.2         Form of Registration Rights Agreement, dated November 30, 2005, by and among Geokinetics Inc. and the Holders named therein (incorporated by reference from Exhibit 10.1 to Current Report Form 8-K filed with the Securities Exchange Commission on December 2, 2005 (file no. 000-09268)).

99.1         Press Release dated December 12, 2005, “Geokinetics Announces Private Placement.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: December 15, 2005	By:	/s/ Thomas J. Concannon
Thomas J. Concannon, Vice President and Chief Financial Officer